SUPPLEMENTAL INFORMATION | PERIOD ENDED SEPTEMBER 30, 2017	Exhibit 99.2

INTRODUCTION

Background

Seritage Growth Properties (NYSE: SRG) (the “Company”) is a fully-integrated, self-administered and self-managed retail REIT with interests in 230 wholly-owned properties and 28 joint venture properties totaling over 42 million square feet of gross leasable area (“GLA”) across 49 states and Puerto Rico.  Pursuant to a master lease (the “Master Lease”), 171 of the Company’s wholly-owned properties are leased to Sears Holdings Corporation (“Sears Holdings”) and are operated under either the Sears or Kmart brand.  The Master Lease provides the Company with the right to recapture certain space from Sears Holdings at each property for retenanting or redevelopment purposes.  At 85 properties, third-party tenants under direct leases occupy a portion of leasable space alongside Sears and Kmart, and 41 properties are leased only to third parties.  The Company also owns 50% interests in 28 properties through joint venture investments with GGP Inc. (“GGP”) (NYSE: GGP), Simon Property Group Inc. (“Simon”) (NYSE: SPG), and The Macerich Company (“Macerich”) (NYSE: MAC).  A substantial majority of the space at the Company’s joint venture properties is also leased to Sears Holdings under master lease agreements (the “JV Master Leases”) that provide for similar recapture rights as the Master Lease governing the Company’s wholly-owned properties.

On June 11, 2015, Sears Holdings effected a rights offering (the “Rights Offering”) to Sears Holdings stockholders to purchase common shares of Seritage in order to fund, in part, the $2.7 billion acquisition of 234 of Sears Holdings’ owned properties and one of its ground leased properties (the “Wholly Owned Properties”), as well as its 50% interests in three joint ventures that collectively owned 28 properties, ground leased one property and leased two properties (collectively, the “JV Properties”) (collectively, the “Transaction”).  The Rights Offering ended on July 2, 2015, and the Company’s Class A common shares were listed on the New York Stock Exchange on July 6, 2015.

On July 7, 2015, the Company completed the Transaction with Sears Holdings and commenced operations.  The Company’s only operations prior to the completion of the Rights Offering and Transaction were those incidental to the completion of such activities.

On July 12, 2017, the Company completed two transactions whereby it (i) sold its 50% JV Interests in eight JV Properties and (ii) sold a 50% interest in five Wholly-Owned Properties retaining a 50% JV Interest in the five new JV Properties.

Subsequent Events

Subsequent to the quarter ended September 30, 2017, the Company agreed to sell to Simon the Company’s 50% interest in five of the ten assets in the existing joint venture between the two companies for $68.0 million, subject to certain closing conditions.  Upon closing, which is expected in the fourth quarter, the Company would realize approximately $7.0 million of value creation above its basis across the five properties and generate unrestricted cash proceeds, after closing costs and any required tax distributions, to fund its redevelopment pipeline and for general corporate purposes.

Effects of Natural Disasters

While the Company continues to assess the impact of the natural disasters (wildfires in California and Hurricanes Harvey, Irma, and Maria) that occurred during the quarter ended September 30, 2017 on our operations our ability to collect rent from tenants, we do not believe these natural disasters will have a material impact on our operating results or financial position.  All stores occupied by Sears Holdings are currently open for business and the Company has not experienced interruptions in rental payments nor does it expect to incur material capital expenditures to repair any property damage.

General Information

Unless the context indicates otherwise, references in this supplemental information package (the "Supplemental") to "Seritage Growth,” “Seritage,” the “Company,” or “SRG” refer to Seritage Growth Properties and its subsidiaries.  Additionally, where reference is made to "GAAP", this refers to accounting principles generally accepted in the United States.

i

TABLE OF CONTENTS

SERITAGE GROWTH PROPERTIES

SUPPLEMENTAL INFORMATION

QUARTER ENDED SEPTEMBER 30, 2017

ii

COMPANY INFORMATION

Company Contacts
Benjamin Schall	President and Chief Executive Officer
Brian Dickman	EVP and Chief Financial Officer
Matthew Fernand	EVP and General Counsel
James Bry	EVP, Development and Construction
Mary Rottler	EVP, Leasing and Operations
ir@seritage.com	Investor Relations and Communications	646.277.1268

Summary Information

September 30, 2017

(In thousands, except per share, PSF and ratio amounts)

Three Months Ended September 30,	Nine Months Ended September 30,
Financial Results	2017	2016	2017	2016
Net loss (page 3)	$10,514	$(21,102)	$(30,543)	$(36,554)
Total NOI (page 5)	43,586	48,087	135,198	141,782
FFO (page 7)	25,767	12,251	80,559	71,972
Company FFO (page 7)	17,591	32,638	70,275	97,291
Net loss per diluted share (page 3)	$0.31	$(0.67)	$(0.91)	$(1.16)
FFO per diluted share (page 7)	0.46	0.22	1.45	1.29
Company FFO per diluted share (page 7)	0.32	0.59	1.26	1.75
Weighted average diluted shares used in EPS computations	33,841	31,419	33,685	31,414
Weighted average diluted shares used in FFO computations	55,673	55,595	55,601	55,590
Stock trading price range	$41.49 to $48.98	$44.50 to $51.37	$38.76 to $48.98	$37.51 to $56.47

Financial Ratios (page 4)	September 30, 2017	December 31, 2016
Total debt to total market capitalization	33.5%	33.1%
Net debt to adjusted EBITDA	7.3	x	5.6	x
Adjusted EBITDA to cash interest expense	2.2	x	3.2	x

Property Data (page 10)	September 30, 2017	December 31, 2016
Number of properties	258	266
Gross leasable area (total / at share)	40,486 / 37,950	42,249 / 39,522
Percentage leased (total / at share)	90.7% / 90.2%	99.2% / 99.2%

As of September 30, 2017
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$122,015	54.6%	$4.44
In-Place Third-Party Leases	47,430	21.2%	12.74
SNO Third-Party Leases	53,868	24.2%	17.85
Total	$223,313	100.0%	$6.53

As of December 31, 2016
% of Total
Tenant	Annual Rent	Annual Rent	Annual Rent PSF
Sears Holdings	$148,167	64.0%	$4.40
In-Place Third-Party Leases	42,356	18.3%	12.74
SNO Third-Party Leases	41,152	17.8%	18.55
Total	$231,675	100.0%	$5.91

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Balance Sheet

September 30, 2017

(In thousands, except share and per share amounts)

	September 30, 2017	December 31, 2016
ASSETS
Investment in real estate
Land	$799,971	$840,021
Buildings and improvements	859,782	839,663
Accumulated depreciation	(126,712)	(89,940)
	1,533,041	1,589,744
Construction in progress	175,516	55,208
Net investment in real estate	1,708,557	1,644,952
Investment in unconsolidated joint ventures	338,326	425,020
Cash and cash equivalents	104,153	52,026
Restricted cash	202,513	87,616
Tenant and other receivables, net	28,166	23,172
Lease intangible assets, net	327,229	464,399
Prepaid expenses, deferred expenses and other assets, net	20,284	15,052
Total assets	$2,729,228	$2,712,237

LIABILITIES AND EQUITY
Liabilities
Mortgage loans payable, net	$1,200,615	$1,166,871
Unsecured term loan, net	84,009	—
Accounts payable, accrued expenses and other liabilities	111,482	121,055
Total liabilities	1,396,106	1,287,926

Commitments and contingencies

Shareholders' Equity
Class A shares $0.01 par value; 100,000,000 shares authorized; 28,001,411 and 25,843,251 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	280	258
Class B shares $0.01 par value; 5,000,000 shares authorized; 1,434,922 and 1,589,020 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	14	16
Class C shares $0.01 par value; 50,000,000 shares authorized; 5,951,861 and 5,754,685 shares issued and outstanding as of September 30, 2017 and December 31, 2016, respectively	59	58
Additional paid-in capital	996,047	925,563
Accumulated deficit	(177,394)	(121,338)
Total shareholders' equity	819,006	804,557
Non-controlling interests	514,116	619,754
Total equity	1,333,122	1,424,311
Total liabilities and equity	$2,729,228	$2,712,237

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Operations

September 30, 2017

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2017	2016	2017	2016
REVENUE
Rental income	$48,167	$45,584	$139,526	$136,737
Tenant reimbursements	15,881	12,023	47,813	45,741
Total revenue	64,048	57,607	187,339	182,478
EXPENSES
Property operating	4,311	4,505	13,985	17,176
Real estate taxes	11,335	7,965	35,707	31,101
Depreciation and amortization	61,059	44,532	170,293	121,365
General and administrative	5,272	4,252	16,639	13,104
Litigation charge	—	19,000	—	19,000
Provision for doubtful accounts	68	124	119	269
Acquisition-related expenses	—	—	—	73
Total expenses	82,045	80,378	236,743	202,088
Operating loss	(17,997)	(22,771)	(49,404)	(19,610)
Equity in (loss) income of unconsolidated joint ventures	(3,686)	1,497	(4,226)	4,495
Gain on sale of interest in unconsolidated joint venture	43,729	—	43,729	—
Gain on sale of real estate	13,018	—	13,018	—
Interest and other income	352	77	472	196
Interest expense	(18,049)	(15,931)	(53,072)	(47,297)
Unrealized loss on interest rate cap	(91)	(47)	(686)	(1,898)
Income (loss) before income taxes	17,276	(37,175)	(50,169)	(64,114)
Provision for income taxes	—	(72)	(266)	(412)
Net income (loss)	17,276	(37,247)	(50,435)	(64,526)
Net (income) loss attributable to non-controlling interests	(6,762)	16,145	19,892	27,972
Net income (loss) attributable to common shareholders	$10,514	$(21,102)	$(30,543)	$(36,554)

Net income (loss) per share attributable to Class A and Class C common shareholders - Basic	$0.31	$(0.67)	$(0.91)	$(1.16)
Net income (loss) per share attributable to Class A and Class C common shareholders - Diluted	$0.31	$(0.67)	$(0.91)	$(1.16)
Weighted average Class A and Class C common shares outstanding - Basic	33,774	31,419	33,685	31,414
Weighted average Class A and Class C common shares outstanding - Diluted	33,841	31,419	33,685	31,414

SUPPLEMENTAL FINANCIAL INFORMATION

Market Capitalization and Financial Ratios

September 30, 2017

(In thousands, except per share and ratio amounts)

	As of		As of
Equity Market Capitalization	September 30, 2017		December 31, 2016
Class A common shares outstanding	28,001		25,843
Class C common shares outstanding	5,952		5,755
OP units outstanding	21,832		24,176
Total shares & units outstanding	55,785		55,774
Share Price	$46.07		$42.71
Equity market capitalization	$2,570,015		$2,382,108

Total Market Capitalization
Equity market capitalization	$2,570,015		$2,382,108
Total debt	1,295,562		1,181,197
Total market capitalization	$3,865,577		$3,563,305

Financial Ratios
Total debt to total market capitalization	33.5%		33.1%

Total debt	$1,295,562		$1,181,197
Cash and cash equivalents	(104,153)		(52,026)
Restricted cash	(202,513)		(87,616)
Net Debt	$988,896		$1,041,555

Net debt to Adjusted EBITDA (1)	7.3	x	5.6	x

Gross real estate investments	$2,389,886		$2,328,482
Investment in unconsolidated joint ventures	338,326		425,020
Total real estate investments	$2,728,212		$2,753,502

Net debt to total real estate investments	36.2%		37.8%

Interest expense (net of amounts capitalized) (2)	$18,049		$63,591
Amortization of deferred financing costs (2)	(2,329)		(5,361)
Cash interest expense (net of amounts capitalized) (2)	$15,720		$58,230

Adjusted EBITDA to cash interest expense (1)(3)	2.2	x	3.2	x

(1)	Adjusted EBITDA for the three months ended September 30, 2017 has been annualized for purposes of calculating this metric.
(2)	For the three months ended September 30, 2017 and the year ended December 31, 2016, respectively.
(3)	Cash interest expense for the three months ended September 30, 2017 has been annualized for purposes of calculating this metric.

SUPPLEMENTAL FINANCIAL INFORMATION

Total Net Operating Income

September 30, 2017

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
NOI	2017	2016	2017	2016
Net income (loss)	$17,276	$(37,247)	$(50,435)	$(64,526)
Termination fee income	(10,596)	—	(17,360)	—
Depreciation and amortization	61,059	44,532	170,293	121,365
General and administrative	5,272	4,252	16,639	13,104
Litigation charge	—	19,000	—	19,000
Acquisition-related expenses	—	—	—	73
Equity in loss (income) of unconsolidated joint ventures	3,686	(1,497)	4,226	(4,495)
Gain on sale of interest in unconsolidated joint venture	(43,729)	—	(43,729)	—
Gain on sale of real estate	(13,018)	—	(13,018)	—
Interest and other income	(352)	(77)	(472)	(196)
Interest expense	18,049	15,931	53,072	47,297
Unrealized loss on interest rate cap	91	47	686	1,898
Provision for income taxes	—	72	266	412
NOI	$37,738	$45,013	$120,168	$133,932

Total NOI
NOI	37,738	45,013	120,168	133,932
NOI of unconsolidated joint ventures	4,830	6,431	18,328	20,057
Straight-line rent adjustment (1)	1,230	(3,100)	(2,396)	(11,526)
Above/below market rental income/expense (1)	(212)	(257)	(902)	(681)
Total NOI	$43,586	$48,087	$135,198	$141,782

	As of	As of
Annualized Total NOI	September 30, 2017	September 30, 2016
Total NOI (per above)	$43,586	$48,087
Current period adjustments (2)	(1,292)	203
Adjusted Total NOI	42,294	48,290
Annualize	x 4	x 4
Adjusted Total NOI annualized	169,176	193,160
Plus: estimated annual Total NOI from SNO leases	52,868	28,815
Less: estimated annual Total NOI from associated space to be recaptured from Sears	(4,402)	(6,378)
Annualized Total NOI	$217,642	$215,597

(1)	Includes adjustments for unconsolidated joint ventures.
(2)	Includes adjustments primarily to account for leases not in place for the full period.

SUPPLEMENTAL FINANCIAL INFORMATION

EBITDA and Adjusted EBITDA

September 30, 2017

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
EBITDA	2017	2016	2017	2016
Net income (loss)	$17,276	$(37,247)	$(50,435)	$(64,526)
Depreciation and amortization	61,059	44,532	170,293	121,365
Depreciation and amortization (unconsolidated joint ventures)	4,755	5,191	18,583	15,653
Interest expense	18,049	15,931	53,072	47,297
Provision for income and other taxes	—	72	266	412
EBITDA	$101,139	$28,479	$191,779	$120,201

Adjusted EBITDA
EBITDA	$101,139	$28,479	$191,779	$120,201
Termination fee income	(10,596)	—	(17,360)	—
Unrealized loss on interest rate cap	91	47	686	1,898
Litigation charge	—	19,000	—	19,000
Acquisition-related expenses	—	—	—	73
Up-front hiring and personnel costs	—	—	—	328
Gain on sale of interest in unconsolidated joint venture	(43,729)	—	(43,729)	—
Gain on sale of real estate	(13,018)	—	(13,018)	—
Adjusted EBITDA	$33,887	$47,526	$118,358	$141,500

SUPPLEMENTAL FINANCIAL INFORMATION

Funds from Operations and Company FFO

September 30, 2017

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Funds from Operations	2017	2016	2017	2016
Net income (loss)	$17,276	$(37,247)	$(50,435)	$(64,526)
Real estate depreciation and amortization (consolidated properties)	60,483	44,307	169,158	120,845
Real estate depreciation and amortization (unconsolidated joint ventures)	4,755	5,191	18,583	15,653
Gain on sale of interest in unconsolidated joint venture	(43,729)	—	(43,729)	—
Gain on sale of real estate	(13,018)	—	(13,018)	—
FFO attributable to common shareholders and unitholders	$25,767	$12,251	$80,559	$71,972

FFO per diluted common share and unit	$0.46	$0.22	$1.45	$1.29

Company Funds from Operations
Funds from Operations attributable to Seritage Growth Properties	$25,767	$12,251	$80,559	$71,972
Termination fee income	(10,596)	—	(17,360)	—
Unrealized loss on interest rate cap	91	47	686	1,898
Amortization of deferred financing costs	2,329	1,340	6,390	4,020
Litigation charge	—	19,000	—	19,000
Acquisition-related expenses	—	—	—	73
Up-front hiring and personnel costs	—	—	—	328
Company FFO attributable to common shareholders and unitholders	$17,591	$32,638	$70,275	$97,291

Company FFO per diluted common share and unit	$0.32	$0.59	$1.26	$1.75

Weighted Average Common Shares and Units Outstanding
Weighted average common shares outstanding	33,841	31,419	33,685	31,414
Weighted average OP units outstanding	21,832	24,176	21,916	24,176
Weighted average common shares and units outstanding	55,673	55,595	55,601	55,590

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information

September 30, 2017

(In thousands)

	As of	As of
Debt Summary	September 30, 2017	December 31, 2016
Mortgage notes payable	$1,210,562	$1,181,197
Interest rate	LIBOR + 470	LIBOR + 465
Maturity	July 2019	July 2019
Extension options (subject to terms and conditions)	(2) one-year options	(2) one-year options

Unsecured Term Loan	$85,000	—
Interest rate	6.50%	—
Maturity	December 2017	—

Restricted Cash
Reserve for redevelopment projects / capital expenditures	$160,776	$49,717
Reserve for property operating expenses	22,064	19,157
Reserve for environmental remediation	11,178	11,769
Other, including prepaid rental income	5,991	2,927
Reserve for deferred maintenance	2,504	4,046
Total restricted cash	$202,513	$87,616

Prepaid Expenses, Deferred Expenses and Other Assets
FF&E	$6,895	$5,447
Prepaid real estate taxes	4,160	194
Prepaid insurance	3,481	2,557
Deferred expenses	2,619	1,574
Other prepaid expenses	1,749	1,459
Other assets	1,342	519
Interest rate cap	38	724
Escrowed recapture fees	—	2,578
Total prepaid expenses, deferred expenses and other assets	$20,284	$15,052

Accounts Payable, Accrued Expenses and Other Liabilities
Accounts payable and accrued expenses	$21,905	$22,424
Accrued real estate taxes	21,576	23,942
Unearned tenant reimbursements	17,133	4,039
Below-market leases	14,998	16,827
Dividends payable	14,648	14,132
Environmental reserve	11,322	11,584
Prepaid rental income	3,875	1,979
Accrued interest	3,444	3,004
Deferred maintenance	2,581	4,124
Litigation charge	—	19,000
Total accounts payable, accrued expenses and other liabilities	$111,482	$121,055

SUPPLEMENTAL FINANCIAL INFORMATION

Additional Information (cont’d)

September 30, 2017

(In thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Select Non-Cash Items	2017	2016	2017	2016
Straight-line rental income
Wholly-owned	$(1,115)	$3,016	$2,364	$11,242
Joint ventures	(115)	84	32	283
Total	$(1,230)	$3,100	$2,396	$11,525

Net amortization of above/below market rental income/expense
Wholly-owned	$191	$189	$581	$520
Joint ventures	21	68	117	163
Total	$212	$257	$698	$683

Amortization of deferred financing costs	$(2,329)	$(1,340)	$(6,390)	$(4,021)
Stock-based compensation expense	(387)	(267)	(1,167)	(801)

Capital Expenditures
Development and redevelopment costs	$56,205	$17,089	$161,143	$38,338
Tenant improvements and allowances	2,974	1,523	6,840	5,282
Maintenance capital expenditures	—	—	30	—
Leasing commissions	2,136	153	3,095	597
Total capital expenditures	$61,315	$18,765	$171,108	$44,217

Dividends
Dividends per Class A and Class C common share	$0.25	$0.25	$0.75	$0.75
Declaration date	07/25/2017	08/02/2016
Record date	09/29/2017	09/30/2016
Payment date	10/12/2017	10/13/2016

PROPERTY INFORMATION

Portfolio Overview

September 30, 2017

(In thousands, except number of properties/leases and PSF amounts)

Portfolio Summary

The following table provides a summary of the Company’s portfolio, including JV Properties presented at the Company’s proportional share, as of September 30, 2017:

	Consolidated	Unconsolidated	Seritage
	Portfolio	Joint Ventures	Total
Number of properties	230	28	258

Total GLA	35,415	5,071	40,486
At share	35,415	2,535	37,950

Leased GLA	31,720	5,007	36,727
At share	31,720	2,503	34,223

Percentage leased	89.6%	98.7%	90.7%
At share	89.6%	98.7%	90.2%

Property Type

As of September 30, 2017, the portfolio included 125 properties characterized as attached to regional malls and 133 characterized as shopping center or freestanding properties.  The following table provides a summary of the portfolio, including JV Properties presented at the Company’s proportional share, based on these property types and signed leases as of September 30, 2017:

	Number of	Leased	Annual	Rent
Property Type (1)	Properties	GLA	Rent	PSF	Occupancy
Mall	125	19,184	$126,581	$6.60	96.4%
Shopping Center	133	15,039	96,732	6.43	83.4%
Total	258	34,223	$223,313	$6.53	90.2%

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached to, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

Tenant Overview

The following table provides a summary of annual base rent for the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2017:

	Number of	Leased	% of Total	Annual	% of Total	Annual
Tenant	Leases	GLA	Leased GLA	Rent	Annual Rent	Rent PSF
Sears Holdings (1)	199	27,483	80.3%	$122,015	54.6%	$4.44
In-Place Third-Party Leases	238	3,723	10.9%	47,430	21.2%	12.74
SNO Third-Party Leases	104	3,017	8.8%	53,868	24.2%	17.85
Sub-Total Third-Party Leases	342	6,740	19.7%	101,298	45.4%	15.03
Total	541	34,223	100.0%	$223,313	100.0%	$6.53

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2017

(In thousands, except number of properties and PSF amounts)

Top Tenants

The following table lists the top tenants in the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2017:

(dollars in thousands)
	Number of	Annual	% of Total
Tenant	Leases	Rent	Annual Rent
Sears Holdings (1)	199	$122,015	54.6%
At Home	10	5,896	2.6%
Dave & Buster's	6	5,625	2.5%
Lands' End (2)	62	5,562	2.5%
Round One Entertainment	6	5,489	2.5%
Primark	4	4,804	2.2%
Burlington Stores	7	4,551	2.0%
Nordstrom Rack	6	4,385	2.0%
AMC	3	4,202	1.9%
Dick's Sporting Goods	4	3,976	1.8%
Cinemark	3	2,699	1.2%
TJX Companies	6	2,631	1.2%
Ross Dress For Less	5	2,523	1.1%
PetSmart	5	2,391	1.1%
Bed Bath & Beyond	4	1,937	0.9%
Darden	9	1,907	0.9%
Vasa Fitness	3	1,848	0.8%
24 Hour Fitness	2	1,791	0.8%
Floor & Décor	2	1,691	0.8%
Saks Off 5th	2	1,595	0.7%

(1)	Leases reflects number of properties subject to the Master Lease and JV Master Leases.
(2)

Lease agreements between Sears Holdings and Lands’ End were retained as a sublease under the Master Lease.  However, Sears Holdings pays the Company additional rent under the Master Lease (in lieu of base rent attributable to the Lands’ End space leased to Sears Holdings under the Master Lease) an amount equal to rent payments (including expenses) required to be made by Lands’ End under the Lands’ End leases.

PROPERTY INFORMATION

Portfolio Overview (cont’d)

September 30, 2017

(In thousands, except number of leases and PSF amounts)

Geographic Summary

The following table sets forth information regarding the geographic diversification of the portfolio, including JV Properties presented at the Company’s proportional share, based on signed leases as of September 30, 2017:

(in thousands except property count and PSF data)
	Number of	Annual	% of Total	Rent
State	Properties	Rent	Annual Rent	PSF
California	42	$43,019	19.3%	$6.53
Florida	26	23,711	10.6%	6.19
New York	11	14,589	6.5%	7.76
Texas	17	12,527	5.6%	4.99
Illinois	11	9,353	4.2%	4.49
New Jersey	6	8,731	3.9%	10.65
Pennsylvania	8	8,147	3.6%	8.97
Virginia	6	8,029	3.6%	6.60
Puerto Rico	6	6,965	3.1%	7.60
Massachusetts	4	6,609	3.0%	12.71
Total Top 10	137	$141,680	63.4%	$6.66
Other (1)	121	81,633	36.6%	6.30
Total	258	$223,313	100.0%	$6.53

(1)	Includes 40 states

PROPERTY INFORMATION

Leasing Activity

September 30, 2017

(In thousands, except number of leases and PSF amounts)

Signed Leases

The table below provides a summary of the Company’s leasing activity since inception through September 30, 2017, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)

	Total				Release of Sears Holdings Space
		Leased	Annual	Annual		Leased	Annual	Annual	Releasing
Quarter	Leases	GLA	Rent	Rent PSF	Leases	GLA	Rent	Rent PSF	Multiple
Q4 2015	9	154	$4,650	$30.28	6	130	$3,820	$29.41	4.4	x
Q1 2016	7	214	6,990	32.60	7	214	6,990	32.60	5.7	x
Q2 2016	15	422	7,240	17.15	13	363	6,440	17.75	4.7	x
Q3 3016	14	543	7,470	13.74	12	456	6,250	13.70	4.0	x
Q4 2016	29	891	14,900	16.72	27	849	13,930	16.41	4.1	x
Q1 2017	22	535	8,780	16.41	21	530	8,660	16.34	4.0	x
Q2 2017	28	598	11,340	18.95	26	592	11,240	18.99	3.7	x
Q3 2017	21	601	9,770	16.25	18	486	8,730	17.97	4.6	x
Total	145	3,958	$71,140	$17.97	130	3,620	$66,060	$18.25	4.2	x
SNO Lease Summary

The table below provides a summary of the Company’s SNO leases from June 30, 2017 to September 30, 2017, including JV Properties presented at the Company’s proportional share:

(in thousands except number of leases and PSF data)			Total
	Number of		Annual	Annual
	SNO Leases	GLA	Rent	Rent PSF
As of June 30, 2017	108	2,937	$55,762	$18.98
Opened	(8)	(240)	(3,667)	15.28
GGP Transactions	(17)	(281)	(7,997)	28.46
Signed	21	601	9,770	16.25
As of September 30, 2017	104	3,017	$53,868	$17.85

PROPERTY INFORMATION

Redevelopment Projects

September 30, 2017

(In thousands, except number of leases)

The table below summarizes the Company’s wholly-owned development activity from inception through September 30, 2017:

(in thousands)
			Estimated	Estimated				Estimated
Estimated	Number	Project	Development	Project	Projected Annual Income (2)			Incremental
Project Costs (1)	of Projects	Square Feet	Costs (1)	Costs (1)	Total	Existing	Incremental	Yield (3)
< $10,000	24	1,426	$104,800	$104,900	$19,700	$5,200	$14,400
$10,001 - $20,000	23	2,373	309,900	329,800	47,800	13,600	34,300
> $20,000	8	1,149	228,000	241,300	37,700	9,000	28,600
New Projects	55	4,948	$642,700	$676,000	$105,200	$27,800	$77,300	11.0 - 12.0%
Acquired projects	15		63,600	63,600
Total	70		$706,300	$739,600

(1)	Total estimated development costs exclude, and total estimated project costs include, termination fees to recapture 100% of certain properties.
(2)	Projected annual income includes assumptions on stabilized rents to be achieved for space under redevelopment. There can be no assurance that stabilized rent targets will be achieved.
(3)	Projected incremental annual income divided by total estimated project costs.

The table below provides additional information, including a brief description of each of the 55 new redevelopment projects originated on the Seritage platform:

Total Project Costs under $10 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
King of Prussia, PA	Repurpose former auto center space for Outback Steakhouse, Yard House and small shop retail	29,100	Substantially complete
Merrillville, IN	Termination property; redevelop existing store for At Home, Powerhouse Gym and small shop retail	132,000	Substantially complete
Elkhart, IN	Termination property; existing store has been released to Big R Stores	86,500	Substantially complete
San Antonio, TX	Recapture and repurpose auto center space for Orvis, Jared's Jeweler, Shake Shack and small shop retail	18,900	Substantially complete
Bowie, MD	Recapture and repurpose auto center space for BJ's Brewhouse	8,200	Delivered to tenant
Albany, NY	Recapture and repurpose auto center space for BJ's Brewhouse and additional small shop retail	28,000	Underway	Q4 2017
Hagerstown, MD	Recapture and repurpose auto center space for BJ's Brewhouse, Verizon and additional restaurants	15,400	Underway	Q4 2017
Roseville, MI	Partial recapture; redevelop existing store for At Home	100,400	Underway	Q4 2017
Troy, MI	Partial recapture; redevelop existing store for At Home	100,000	Underway	Q4 2017
Henderson, NV	Termination property; redevelop existing store for At Home, Seafood City and additional retail	144,400	Underway	Q4 2017
Rehoboth Beach, DE	Partial recapture; redevelop existing store for Christmas Tree Shops andThat! and PetSmart	56,700	Underway	Q1 2018
Ft. Wayne, IN	Site densification; new outparcels for BJ's Brewhouse (substantially complete) and Chick-Fil-A (project expansion)	12,000	Underway	Q1 2018
Kearney, NE	Termination property; redevelop existing store for Marshall's, PetSmart and additional junior anchors	92,500	Underway	Q2 2018
Jefferson City, MO	Termination property; redevelop existing store for Orscheln Farm and Home	96,000	Underway	Q2 2018
Olean, NY	Partial recapture; redevelop existing store for Marshall's and additional retail	45,000	Underway	Q2 2018
Cullman, AL	Termination property; redevelop existing store for Bargain Hunt, Tractor Supply and Planet Fitness	99,000	Underway	Q3 2018
Guaynabo, PR	Partial recapture; redevelop existing store for Planet Fitness and Capri	56,100	Underway	Q3 2018
Roseville, CA	Recapture and repurpose auto center space for AAA	10,400	Q4 2017	Q2 2018

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
September 30, 2017

Total Project Costs under $10 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Dayton, OH	Recapture and repurpose auto center space for Outback Steakhouse and additional restaurants	14,100	Q4 2017	Q4 2018
Florissant, MO	Site densification; new outparcel for Chick-Fil-A	5,000	Q1 2018	Q3 2018
New Iberia, LA	Termination property; redevelop existing store for Rouses Supermarkets, additional junior anchors and small shop retail	93,100	Q1 2018	Q1 2019
North Little Rock, AR	Recapture and repurpose auto center space for LongHorn Steakhouse and additional small shop retail	17,300	Q2 2018	Q2 2019
St. Clair Shores, MI	100% recapture; demolish existing store and develop site for new Kroger store	107,200	Q2 2018	Q2 2019
Oklahoma City, OK	Site densification; new fitness center for Vasa Fitness	59,500	Q3 2018	Q3 2019

Total Project Costs $10 - $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Braintree, MA	100% recapture; redevelop existing store for Nordstrom Rack, Saks OFF 5th and additional retail	90,000	Substantially complete
Honolulu, HI	100% recapture; redevelop existing store for Longs Drugs (CVS), PetSmart and Ross Dress for Less	79,000	Substantially complete
Madison, WI	Partial recapture; redevelop existing store for Dave & Busters, Total Wine & More, additional retail and restaurants	75,300	Underway	Q4 2017
West Jordan, UT	Partial recapture; redevelop existing store and attached auto center for Burlington Stores and additional retail	81,400	Underway	Q4 2017
Anderson, SC	100% recapture (project expansion); redevelop existing store for Burlington Stores, Sportsman's Warehouse, additional retail and restaurants	111,300	Underway	Q4 2017
Fairfax, VA	Partial recapture; redevelop existing store and attached auto center for Dave & Busters, Seasons 52, additional junior anchors and restaurants	110,300	Underway	Q1 2018
North Hollywood, CA	Partial recapture; redevelop existing store for Burlington Stores and additional junior anchors	79,800	Underway	Q1 2018
Saugus, MA	Partial recapture; redevelop existing store and detached auto center for Round One and restaurants	99,000	Underway	Q1 2018
Thornton, CO	Termination property; redevelop existing store for Vasa Fitness and additional junior anchors	191,600	Underway	Q1 2018
Orlando, FL	100% recapture; demolish and construct new buildings for Floor & Décor, Orchard Supply Hardware, LongHorn Steakhouse, Olive Garden, additional small shop retail and restaurants	139,200	Underway	Q2 2018
Springfield, IL	Termination property; redevelop existing store for Burlington Stores, Binny's Beverage Depot, Orange Theory Fitness, Outback Steakhouse, CoreLife Eatery, additional junior anchors and small shop retail	133,400	Underway	Q2 2018
North Miami, FL	100% recapture; redevelop existing store for Michael's, PetSmart and Ross Dress for Less	124,300	Underway	Q2 2018
Hialeah, FL	100% recapture; redevelop existing store for Bed, Bath & Beyond, Ross Dress for Less and additional junior anchors to join current tenant, Aldi	88,400	Underway	Q2 2018
Charleston, SC	100% recapture (project expansion); redevelop existing store and detached auto center for Burlington Stores and additional retail	126,700	Underway	Q3 2018
Warwick, RI	Termination property; repurpose auto center space for BJ's Brewhouse and additional retail Redevelop existing store for At Home and Raymour & Flanigan (project expansion)	190,700	Underway	Q4 2018
Cockeysville, MD	Partial recapture; redevelop existing store for HomeGoods, Michael's Stores, additional junior anchors and restaurants	83,500	Q4 2017	Q2 2018

PROPERTY INFORMATION

Redevelopment Projects (cont’d)
September 30, 2017

Total Project Costs $10 - $20 Million (cont’d)
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Salem, NH	Site densification; new theatre for Cinemark Recapture and repurpose auto center for restaurant space.	71,200	Q4 2017	Q3 2018
Paducah, KY	Termination property; redevelop existing store for Burlington Stores and additional retail	102,300	Q1 2018	Q3 2018
Santa Cruz, CA	Partial recapture; redevelop existing store for TJ Maxx, HomeGoods and Petco	62,200	Q1 2018	Q4 2018
Temecula, CA	Partial recapture; redevelop existing store and detached auto center for Round One, small shop retail and restaurants	65,100	Q1 2018	Q4 2018
Canton, OH	Partial recapture; redevelop existing store for Dave & Busters and restaurants	83,900	Q1 2018	Q2 2019
North Riverside, IL	Partial recapture; redevelop existing store and detached auto center for Round One, additional junior anchors, small shop retail and restaurants	103,900	Q1 2018	Q3 2019
Austin, TX	Partial recapture; redevelop existing store for AMC Theatres, additional retail and restaurants	80,500	Q2 2018	Q3 2019

Total Project Costs over $20 Million
		Total	Estimated	Estimated
		Project	Construction	Substantial
Property	Description	Square Feet	Start	Completion
Memphis, TN	100% recapture; demolish and construct new buildings for LA Fitness, Nordstrom Rack, Ulta Beauty, Hopdoddy Burger Bar, additional junior anchors, restaurants and small shop retail	135,200	Delivered to tenants
West Hartford, CT	100% recapture; redevelop existing store and detached auto center for Buy Buy Baby, Cost Plus World Market, REI, Saks OFF Fifth, other junior anchors, Shake Shack and additional small shop retail	147,600	Underway	Q1 2018
St. Petersburg, FL	100% recapture; demolish and construct new buildings for Dick's Sporting Goods, Lucky's Market, PetSmart, Five Below, Chili's Grill & Bar, Pollo Tropical, LongHorn Steakhouse and additional small shop retail and restaurants	142,400	Underway	Q2 2018
Wayne, NJ	Partial recapture; redevelop existing store for Dave & Busters, additional junior anchors and restaurants Recapture and repurpose detached auto center for Cinemark (project expansion) NOTE: contributed to GGP II JV in July 2017	156,700	Underway	Q3 2018
Carson, CA	100% recapture (project expansion); redevelop existing store for Burlington Stores, Ross Dress for Less and additional retail	163,800	Underway	Q1 2019
Santa Monica, CA	100% recapture; redevelop existing building into premier, mixed-use asset featuring unique, small-shop retail and creative office space	96,500	Q4 2017	Q4 2019
Watchung, NJ	100% recapture; demolish full-line store and construct new buildings for HomeSense, Sierra Trading Post, Ulta Beauty and additional small shop retail and restaurants Demolish detached auto center and construct a freestanding Cinemark theater	126,700	Q1 2018	Q2 2019
East Northport, NY	Termination property (notice period); redevelop existing store and attached auto center for AMC Theatres, 24 Hour Fitness, additional junior anchors and small shop retail	179,700	Q2 2018	Q4 2019

PROPERTY INFORMATION

Termination Properties

September 30, 2017

As of September 30, 3017, Sears Holdings had terminated, or provided notice that it intended to exercise its rights to terminate, the Master Lease with respect to 56 stores totaling 7.4 million square feet of gross leasable area.  The aggregate base rent at these stores at the time of termination was approximately $23.6 million.  Sears Holdings continued to pay the Company rent until it vacated the stores and also paid aggregate termination fees of approximately $45.1, amounts equal to one year of aggregate annual base rent plus one year of estimated real estate taxes and operating expense.

As of September 30, 2017, the Company had announced redevelopment projects at 17 of the terminated properties and will continue to announce redevelopment activity as new leases are signed to occupy the space formerly occupied by Sears Holdings.:

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Cullman, AL	98,500	September 2016	January 2017	Q2 2017
Sierra Vista, AZ	86,100	September 2016	January 2017
Thornton, CO	190,200	September 2016	January 2017	Q1 2017
Chicago, IL	118,800	September 2016	January 2017
Springfield, IL	84,200	September 2016	January 2017	Q3 2016
Elkhart, IN	86,500	September 2016	January 2017	Q4 2016
Merrillville, IN	108,300	September 2016	January 2017	Q4 2016
Houma, LA	96,700	September 2016	January 2017
New Iberia, LA	91,700	September 2016	January 2017	Q2 2017
Alpena, MI	118,200	September 2016	January 2017
Manistee, MI	87,800	September 2016	January 2017
Sault Sainte Marie, MI	92,700	September 2016	January 2017
Kearney, NE	86,500	September 2016	January 2017	Q3 2016
Deming, NM	96,600	September 2016	January 2017
Harlingen, TX	91,700	September 2016	January 2017
Yakima, WA	97,300	September 2016	January 2017
Riverton, WY	94,800	September 2016	January 2017
Riverside, CA	94,500	April 2017	July 2017
Kissimmee, FL	112,505	April 2017	July 2017
Leavenworth, KS	76,853	April 2017	July 2017
Hopkinsville, KY	70,326	April 2017	July 2017
Paducah, KY	108,244	April 2017	July 2017	Q3 2017
Owensboro, KY	68,334	April 2017	July 2017
Detroit Lakes, MN	79,102	April 2017	July 2017
Jefferson City, MO	92,016	April 2017	July 2017	Q2 2017
Henderson, NV	122,823	April 2017	July 2017	Q1 2017
Concord, NC	137,499	April 2017	July 2017
Chapel Hill, OH	187,179	April 2017	July 2017
Kenton, OH	96,066	April 2017	July 2017
Muskogee, OK	87,500	April 2017	July 2017
Mount Pleasant, PA	83,536	April 2017	July 2017
Sioux Falls, SD	72,511	April 2017	July 2017
El Paso, TX	103,657	April 2017	July 2017
Layton, UT	90,010	April 2017	July 2017
Elkins, WV	94,885	April 2017	July 2017
Platteville, WI	94,841	April 2017	July 2017
Sarasota, FL	204,500	June 2017	October 2017 (1)
Chicago, IL	293,700	June 2017	October 2017 (1)
Overland Park, KS	215,000	June 2017	October 2017 (1)
Lafayette, LA	194,900	June 2017	October 2017 (1)
Cockeysville, MD	83,900	June 2017	October 2017 (1)	Q1 2017
Hagerstown, MD	107,300	June 2017	October 2017 (1)	Q1 2016
Roseville, MI	277,000	June 2017	October 2017 (1)	Q3 2016
Burnsville, MN	161,700	June 2017	October 2017 (1)

PROPERTY INFORMATION

Termination Properties (cont’d)
September 30, 2017

				Announced
Property	Square Feet	Notice	Termination	Redevelopment
Albany, NY	216,200	June 2017	October 2017 (1)	Q1 2016
East Northport, NY	187,000	June 2017	October 2017 (1)	Q2 2017
Johnson City, NY	155,100	June 2017	October 2017 (1)
Olean, NY	75,100	June 2017	October 2017 (1)	Q1 2017
Mentor, OH	208,700	June 2017	October 2017 (1)
Middleburg Heights, OH	351,600	June 2017	October 2017 (1)
Toledo, OH	209,900	June 2017	October 2017 (1)
York, PA	82,000	June 2017	October 2017 (1)
Warwick, RI	169,200	June 2017	October 2017 (1)	Q3 2016 / Q3 2017
Friendswood, TX (2)	166,000	June 2017	October 2017 (1)
Westwood, TX (3)	215,000	June 2017	October 2017 (1)
Greendale, WI	238,400	June 2017	October 2017 (1)
Total square feet	7,411,187

(1)	Sears Holdings vacated this property subsequent to September 30, 2017.
(2)	The Company and Sears Holdings agreed to extend occupancy, under the existing Master Lease terms, through November 2017 to support Hurricane Harvey relief efforts.
(3)	The Company and Sears Holdings agreed to extend occupancy, under the existing Master Lease terms, through January 2018 to support Hurricane Harvey relief efforts.

PROPERTY INFORMATION

Joint Venture Properties

September 30, 2017

GGP Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)(2)	GLA (3)	Leased (3)
1	Northridge Fashion Center (4)	Northridge	CA	GGP II JV	Sears	50%	145,900	100.0%
2	Altamonte Mall	Altamonte Springs	FL	GGP II JV	Sears	50%	107,200	100.0%
3	Coastland Center	Naples	FL	GGP II JV	Sears	50%	80,900	100.0%
4	Cumberland Mall	Atlanta	GA	GGP II JV	Sears	50%	113,200	100.0%
5	Natick Collection (4)(5)	Natick	MA	GGP I JV	Sears	50%	95,400	100.0%
6	Willowbrook Mall (4)	Wayne	NJ	GGP II JV	Sears	50%	146,200	78.5%
7	Sooner Mall (5)	Norman	OK	GGP I JV	Sears	50%	33,400	100.0%
8	Stonebriar Centre	Frisco	TX	GGP I JV	Sears	50%	81,500	100.0%
9	Alderwood (4)	Lynnwood	WA	GGP I JV	Sears	100%	88,800	100.0%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(2)	In addition to the 50% recapture rights described above, the joint venture reached an agreement with Sears Holdings to recapture 100% of certain stores for a specified fee.
(3)	Based on signed leases as of September 30, 2017; GLA presented at the Company's proportional share.
(4)	As of September 30, 2017, the JVs had exercised certain recapture rights with respect to this property or announced plans to exercise such rights according to a specific schedule.
(5)	Property is subject to a lease or ground lease agreement.

GGP Transactions

On July 12, 2017, the Company completed the GGP Transactions for gross consideration of $247.6 million.  Pursuant to the GGP Transactions, the Company (i) sold to GGP the Company’s 50% interest in eight of the 12 assets in the GGP JV for $190.1 million; and (ii) sold to GGP a 50% joint venture interest in five additional assets for $57.5 million.  The new joint venture will own and operate these assets on substantially the same terms as the existing joint venture

As a result of the GGP Transactions, the Company reduced amounts outstanding under its mortgage loan by $50.6 million and received approximately $171.6 million of additional cash proceeds before closing costs, which it intends to use to fund its redevelopment pipeline and for general corporate purposes.

PROPERTY INFORMATION

Joint Venture Properties (cont’d)

September 30, 2017

Simon Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Brea Mall (3)	Brea	CA	Simon JV	Sears	50%	84,100	100.0%
2	Santa Rosa Plaza	Santa Rosa	CA	Simon JV	Sears	50%	82,700	100.0%
3	Burlington Mall (3)	Burlington	MA	Simon JV	Sears	50%	135,600	100.0%
4	Briarwood	Ann Arbor	MI	Simon JV	Sears	50%	85,300	100.0%
5	Ocean County Mall (3)	Toms River	NJ	Simon JV	Sears	50%	54,600	100.0%
6	The Shops at Nanuet	Nanuet	NY	Simon JV	Sears	50%	110,700	100.0%
7	Woodland Hills Mall	Tulsa	OK	Simon JV	Sears	50%	75,100	100.0%
8	Ross Park Mall (3)	Pittsburgh	PA	Simon JV	Sears	50%	88,300	100.0%
9	Barton Creek Square	Austin	TX	Simon JV	Sears	50%	82,300	100.0%
10	Midland Park Mall (3)	Midland	TX	Simon JV	Sears	50%	58,300	100.0%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of September 30, 2017; GLA presented at the Company's proportional share.
(3)	The Company’s interest in this property was sold to Simon subsequent to September 30, 2017.

Simon Transaction

Subsequent to the quarter ended September 30, 2017, the Company agreed to sell to Simon the Company’s 50% interest in five of the ten assets in the existing joint venture between the two companies for $68.0 million, subject to certain closing conditions.  Upon closing, which is expected in the fourth quarter, the Company would realize approximately $7.0 million of value creation above its basis across the five properties and generate unrestricted cash proceeds, after closing costs and any required tax distributions, to fund its redevelopment pipeline and for general corporate purposes.

Macerich Joint Venture

					Sears or	Recapture	Total
	Mall Name	City	State	Joint Venture	Kmart	Rights (1)	GLA (2)	Leased (2)
1	Chandler Fashion Center	Chandler	AZ	Macerich JV	Sears	50%	70,800	100.0%
2	Arrowhead Towne Center	Glendale	AZ	Macerich JV	Sears	50%	62,500	100.0%
3	Los Cerritos Center	Cerritos	CA	Macerich JV	Sears	50%	138,800	100.0%
4	Vintage Faire Mall	Modesto	CA	Macerich JV	Sears	50%	74,300	100.0%
5	Danbury Fair	Danbury	CT	Macerich JV	Sears	50%	89,200	100.0%
6	Deptford Mall	Deptford	NJ	Macerich JV	Sears	50%	95,900	100.0%
7	Freehold Raceway Mall	Freehold	NJ	Macerich JV	Sears	50%	69,400	100.0%
8	Washington Square Mall	Portland	OR	Macerich JV	Sears	50%	110,000	100.0%
9	South Plains Mall	Lubbock	TX	Macerich JV	Sears	50%	75,300	100.0%

(1)

Properties with 50% recapture rights are subject to the joint venture’s right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the joint venture has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas

(2)	Based on signed leases as of September 30, 2017; GLA presented at the Company's proportional share.

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
1	700 East Northern Lights Boulevard	Anchorage	AK	Shopping Center	Sears	100%	257,800	95.8%	26
2	1731 2nd Avenue Southwest (6)	Cullman	AL	Freestanding	n/a	n/a	99,000	89.4%	6
3	3930 McCain Boulevard (5)	North Little Rock	AR	Mall	Sears	50%	185,700	100.0%	15
4	2821 East Main Street	Russellville	AR	Freestanding	Kmart	50%	88,000	100.0%	7
5	4800 North US Highway 89	Flagstaff	AZ	Mall	Sears	50%	66,200	100.0%	7
6	6515 East Southern Avenue	Mesa	AZ	Mall	Sears	50%	121,900	100.0%	11
7	10140 North 91st Avenue	Peoria	AZ	Shopping Center	n/a	n/a	104,400	100.0%	10
8	7611 West Thomas Road	Phoenix	AZ	Mall	Sears	50%	144,200	100.0%	10
9	12025 North 32nd Street	Phoenix	AZ	Freestanding	n/a	n/a	151,200	100.0%	11
10	3400 Gateway Boulevard	Prescott	AZ	Mall	Sears	50%	102,300	100.0%	10
11	2250 El Mercado Loop	Sierra Vista	AZ	Mall	Sears	50%	94,700	100.0%	7
12	2011 East Fry Boulevard (6)	Sierra Vista	AZ	Freestanding	n/a	n/a	86,100	0.0%	12
13	5950 East Broadway Boulevard	Tucson	AZ	Mall	Sears	50%	250,100	100.0%	20
14	3150 South 4th Avenue	Yuma	AZ	Shopping Center	Sears	50%	90,400	100.0%	14
15	3625 East 18th Street	Antioch	CA	Shopping Center	Kmart	50%	95,200	100.0%	7
16	42126 Big Bear Boulevard	Big Bear Lake	CA	Shopping Center	Kmart	50%	80,400	93.2%	8
17	20700 South Avalon Boulevard (5)	Carson	CA	Mall	Sears	100%	182,900	55.3%	13
18	565 Broadway	Chula Vista	CA	Mall	Sears	50%	250,100	100.0%	16
19	5900 Sunrise Mall	Citrus Heights	CA	Mall	Sears	50%	289,500	100.0%	22
20	912 County Line Road	Delano	CA	Freestanding	Kmart	50%	86,100	100.0%	6
21	575 Fletcher Parkway	El Cajon	CA	Mall	Sears	50%	286,500	100.0%	22
22	3751 South Dogwood Road	El Centro	CA	Mall	Sears	50%	139,700	100.0%	14
23	1420 Travis Boulevard	Fairfield	CA	Mall	Sears	50%	164,100	100.0%	9
24	5901 Florin Road	Florin	CA	Shopping Center	Sears	50%	272,700	100.0%	20
25	3636 North Blackstone Avenue	Fresno	CA	Shopping Center	Sears	50%	217,600	100.0%	13
26	1500 Anna Sparks Way	McKinleyville	CA	Shopping Center	Kmart	50%	94,800	100.0%	8
27	1011 West Olive Avenue	Merced	CA	Shopping Center	Sears	50%	92,600	100.0%	10
28	5080 East Montclair Plaza Lane	Montclair	CA	Mall	Sears	50%	174,700	100.0%	3
29	22550 Town Circle	Moreno Valley	CA	Mall	Sears	50%	169,400	100.0%	11
30	6000 Mowry Avenue	Newark	CA	Mall	Sears	50%	145,800	100.0%	10
31	12121 Victory Boulevard (5)	North Hollywood	CA	Shopping Center	Sears	50%	166,800	77.8%	4
32	72880 Highway 111	Palm Desert	CA	Mall	Sears	50%	136,500	100.0%	8
33	1855 Main Street	Ramona	CA	Shopping Center	Kmart	50%	107,600	94.5%	10
34	5261 Arlington Avenue	Riverside	CA	Freestanding	Sears	50%	214,200	100.0%	19
35	3001 Iowa Avenue (6)	Riverside	CA	Freestanding	n/a	n/a	132,600	28.7%	13
36	1191 Galleria Boulevard (5)	Roseville	CA	Mall	Sears	50%	138,900	100.0%	9

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
37	1700 North Main Street	Salinas	CA	Mall	Sears	50%	133,000	100.0%	10
38	100 Inland Center	San Bernardino	CA	Mall	Sears	100%	264,700	100.0%	22
39	1178 El Camino Real	San Bruno	CA	Mall	Sears	50%	276,600	100.0%	13
40	4575 La Jolla Village Drive (5)	San Diego	CA	Mall	Sears	100%	194,800	100.0%	13
41	2180 Tully Road	San Jose	CA	Mall	Sears	50%	262,500	100.0%	22
42	4015 Capitola Road (5)	Santa Cruz	CA	Mall	Sears	50%	119,600	100.0%	10
43	200 Town Center East	Santa Maria	CA	Mall	Sears	50%	108,600	100.0%	5
44	302 Colorado Avenue (5)	Santa Monica	CA	Freestanding	Sears	100%	117,800	100.0%	3
45	895 Faulkner Road	Santa Paula	CA	Freestanding	Kmart	50%	71,300	100.0%	10
46	40710 Winchester Road (5)	Temecula	CA	Mall	Sears	50%	115,700	100.0%	10
47	145 West Hillcrest Drive	Thousand Oaks	CA	Shopping Center	Sears	50%	164,000	100.0%	11
48	3295 East Main Street	Ventura	CA	Mall	Sears	50%	178,600	100.0%	2
49	3501 South Mooney Boulevard	Visalia	CA	Shopping Center	Sears	50%	75,600	100.0%	7
50	1209 Plaza Drive	West Covina	CA	Mall	Sears	50%	142,000	100.0%	16
51	100 Westminster Mall	Westminster	CA	Mall	Sears	100%	197,900	100.0%	14
52	10785 West Colfax Avenue	Lakewood	CO	Shopping Center	Sears	50%	153,000	100.0%	8
53	1400 East 104th Avenue (6)	Thornton	CO	Shopping Center	n/a	n/a	186,800	30.5%	25
54	850 Hartford Turnpike	Waterford	CT	Mall	Sears	50%	149,300	100.0%	11
55	1445 New Britain Avenue (5)	West Hartford	CT	Shopping Center	n/a	n/a	163,700	59.3%	13
56	19563 Coastal Highway (5)	Rehoboth Beach	DE	Freestanding	Kmart	50%	123,300	100.0%	13
57	5900 Glades Road	Boca Raton	FL	Mall	Sears	50%	178,500	100.0%	19
58	303 U.S. Highway 301 Boulevard West	Bradenton	FL	Mall	Sears	50%	99,900	100.0%	15
59	7350 Manatee Avenue West	Bradenton	FL	Shopping Center	Kmart	50%	82,900	100.0%	9
60	27001 U.S. 19 North	Clearwater	FL	Mall	Sears	50%	211,200	100.0%	14
61	1625 Northwest 107th Avenue	Doral	FL	Mall	Sears	50%	212,900	100.0%	13
62	4125 Cleveland Avenue	Ft. Myers	FL	Mall	Sears	50%	146,800	100.0%	12
63	6201 West Newberry Road	Gainesville	FL	Mall	Sears	50%	140,500	100.0%	8
64	1675 West 49th Street	Hialeah	FL	Mall	Sears	50%	197,400	100.0%	8
65	1460 West 49th Street (5)	Hialeah	FL	Freestanding	Kmart	100%	100,600	74.3%	9
66	2211 West Vine Street (6)	Kissimmee	FL	Shopping Center	n/a	n/a	148,900	24.4%	14
67	3800 US Highway 98 North	Lakeland	FL	Mall	Sears	50%	156,200	100.0%	12
68	1050 South Babcock Street	Melbourne	FL	Freestanding	Sears	50%	102,600	100.0%	14
69	19505 Biscayne Boulevard (5)	Miami	FL	Mall	Sears	100%	173,300	0.0%	12
70	20701 Southwest 112th Avenue	Miami	FL	Mall	Sears	100%	170,100	100.0%	15
71	10700 Biscayne Boulevard (5)	North Miami	FL	Freestanding	Kmart	100%	119,900	69.7%	11
72	3100 Southwest College Road	Ocala	FL	Mall	Sears	50%	146,200	100.0%	12

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
73	380 Blanding Boulevard	Orange Park	FL	Shopping Center	n/a	n/a	87,400	100.0%	9
74	3111 East Colonial Drive (5)	Orlando	FL	Mall	n/a	n/a	130,400	87.6%	18
75	733 North Highway 231	Panama City	FL	Mall	Sears	50%	139,300	100.0%	15
76	7171 North Davis Highway	Pensacola	FL	Shopping Center	Sears	50%	212,300	100.0%	15
77	8000 West Broward Boulevard	Plantation	FL	Mall	Sears	50%	201,600	100.0%	18
78	8201 South Tamiami Trail (6)	Sarasota	FL	Mall	Sears	50%	212,500	100.0%	15
79	4501 66th Street North	St. Petersburg	FL	Freestanding	Kmart	50%	120,600	100.0%	11
80	2300 Tyrone Boulevard North (5)	St. Petersburg	FL	Mall	n/a	n/a	147,800	93.8%	14
81	7810 Abercorn Street	Savannah	GA	Mall	Sears	100%	167,300	100.0%	15
82	500 North Nimitz Highway (5)	Honolulu	HI	Freestanding	n/a	n/a	128,900	100.0%	4
83	1501 Highway 169 North	Algona	IA	Freestanding	Kmart	50%	99,300	100.0%	7
84	4600 1st Avenue Northeast	Cedar Rapids	IA	Mall	Sears	50%	146,000	100.0%	12
85	1405 South Grand Avenue	Charles City	IA	Freestanding	Kmart	50%	96,600	100.0%	11
86	2307 Superior Street	Webster City	IA	Shopping Center	Kmart	50%	40,800	100.0%	4
87	460 North Milwaukee Street	Boise	ID	Mall	Sears	50%	123,600	100.0%	8
88	4730 West Irving Park Road	Chicago	IL	Freestanding	Sears	50%	356,700	100.0%	6
89	1601 North Harlem Avenue (6)	Chicago	IL	Freestanding	Sears	50%	293,700	100.0%	7
90	5050 South Kedzie Avenue (6)	Chicago	IL	Shopping Center	n/a	n/a	146,900	17.5%	9
91	17550 Halsted Street	Homewood	IL	Shopping Center	n/a	n/a	196,100	100.0%	19
92	3340 Mall Loop Drive	Joliet	IL	Mall	Sears	50%	204,600	100.0%	17
93	2860 South Highland Avenue	Lombard	IL	Freestanding	n/a	n/a	139,300	100.0%	8
94	4902-5000 23rd Avenue	Moline	IL	Freestanding	Kmart	50%	123,700	97.4%	12
95	7503 West Cermak Road (5)	North Riverside	IL	Mall	Sears	50%	203,000	100.0%	13
96	2 Orland Square Drive	Orland Park	IL	Mall	Sears	50%	199,600	100.0%	16
97	2500 Wabash Avenue (6)	Springfield	IL	Shopping Center	n/a	n/a	133,400	66.1%	14
98	3231 Chicago Road	Steger	IL	Freestanding	Kmart	50%	87,400	100.0%	3
99	3101 Northview Drive (6)	Elkhart	IN	Shopping Center	n/a	n/a	86,600	100.0%	8
100	4201 Coldwater Road (5)	Ft. Wayne	IN	Mall	Sears	50%	231,900	100.0%	15
101	101 West Lincoln Highway (6)	Merrillville	IN	Shopping Center	n/a	n/a	170,900	90.3%	17
102	4820 South 4th Street Trafficway (6)	Leavenworth	KS	Freestanding	n/a	n/a	83,600	0.0%	9
103	9701 Metcalf Avenue (6)	Overland Park	KS	Shopping Center	Sears	50%	223,200	100.0%	19
104	3010 Fort Campbell Boulevard (6)	Hopkinsville	KY	Shopping Center	n/a	n/a	93,000	5.3%	13
105	2815 West Parrish Avenue (6)	Owensboro	KY	Shopping Center	n/a	n/a	68,300	0.0%	5
106	5101 Hinkleville Road (6)	Paducah	KY	Mall	n/a	n/a	97,300	42.1%	9
107	133 Monarch Drive (6)	Houma	LA	Freestanding	n/a	n/a	101,400	4.6%	9
108	5715 Johnston Street (6)	Lafayette	LA	Mall	Sears	50%	194,900	100.0%	16

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
109	900 East Admiral Doyle Drive (6)	New Iberia	LA	Freestanding	n/a	n/a	89,200	52.2%	12
110	200 Grossman Drive (5)	Braintree	MA	Shopping Center	n/a	n/a	84,900	100.0%	34
111	1325 Broadway (5)	Saugus	MA	Mall	Sears	50%	204,600	100.0%	16
112	15700 Emerald Way (5)	Bowie	MD	Shopping Center	Sears	50%	131,000	100.0%	11
113	126 Shawan Road (5)(6)	Cockeysville	MD	Shopping Center	Sears	50%	165,900	100.0%	12
114	3207 Solomons Island Road	Edgewater	MD	Shopping Center	Kmart	50%	117,200	100.0%	14
115	17318 Valley Mall Road (5)(6)	Hagerstown	MD	Mall	Sears	50%	118,900	96.5%	12
116	417 Main Street	Madawaska	ME	Shopping Center	Kmart	50%	49,700	100.0%	2
117	2355 US Highway 23 South (6)	Alpena	MI	Freestanding	n/a	n/a	118,200	0.0%	12
118	1250 Boardman-Jackson Crossing	Jackson	MI	Shopping Center	Sears	50%	152,700	100.0%	15
119	2100 Southfield Road	Lincoln Park	MI	Shopping Center	Sears	50%	301,700	100.0%	17
120	1560 US 31 South (6)	Manistee	MI	Shopping Center	n/a	n/a	94,700	0.0%	12
121	32123 Gratiot Avenue (5)(6)	Roseville	MI	Mall	Sears	50%	389,700	100.0%	21
122	2760 I-75 Business Spur (6)	Sault Sainte Marie	MI	Freestanding	n/a	n/a	92,700	0.0%	11
123	22801 Harper Avenue (5)	St. Clair Shores	MI	Freestanding	Kmart	100%	122,200	100.0%	11
124	300 West 14 Mile Road (5)	Troy	MI	Mall	Sears	50%	384,100	100.0%	30
125	3100 Washtenaw Road	Ypsilanti	MI	Freestanding	n/a	n/a	99,400	100.0%	12
126	14250 Buck Hill Road (6)	Burnsville	MN	Mall	Sears	50%	167,400	100.0%	15
127	1305 Highway 10 West (6)	Detroit Lakes	MN	Shopping Center	n/a	n/a	87,100	9.2%	15
128	3001 White Bear Avenue North	Maplewood	MN	Mall	Sears	50%	174,900	100.0%	14
129	425 Rice Street	St. Paul	MN	Freestanding	Sears	100%	217,900	100.0%	17
130	11 South Kingshighway Street	Cape Girardeau	MO	Freestanding	Kmart	50%	82,600	100.0%	6
131	1 Flower Valley Shopping Center	Florissant	MO	Shopping Center	Kmart	50%	124,000	100.0%	11
132	2304 Missouri Boulevard (6)	Jefferson City	MO	Freestanding	n/a	n/a	97,700	100.0%	10
133	3700 South Campbell Avenue	Springfield	MO	Shopping Center	n/a	n/a	112,900	100.0%	8
134	2308 Highway 45 North	Columbus	MS	Shopping Center	Kmart	50%	166,700	97.5%	18
135	3180 Highway 2 West	Havre	MT	Freestanding	Kmart	50%	94,700	100.0%	9
136	1 South Tunnel Road	Asheville	NC	Mall	Sears	50%	240,700	100.0%	16
137	545 Concord Parkway North (6)	Concord	NC	Shopping Center	n/a	n/a	171,300	19.7%	26
138	1302 Bridford Parkway	Greensboro	NC	Shopping Center	n/a	n/a	171,600	100.0%	16
139	1 20th Avenue Southeast	Minot	ND	Shopping Center	Kmart	50%	110,400	100.0%	13
140	4700 2nd Avenue (6)	Kearney	NE	Freestanding	n/a	n/a	80,000	47.5%	8
141	1500 South Willow Street	Manchester	NH	Mall	Sears	50%	144,100	100.0%	11
142	310 Daniel Webster Highway	Nashua	NH	Mall	Sears	50%	167,100	100.0%	7
143	50 Fox Run Road	Portsmouth	NH	Mall	Sears	50%	127,000	100.0%	13
144	77 Rockingham Park Boulevard	Salem	NH	Mall	Sears	50%	250,500	100.0%	14

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
145	1500 Highway 35	Middletown	NJ	Freestanding	Sears	100%	191,200	100.0%	23
146	1640 Route 22 (5)	Watchung	NJ	Freestanding	Sears	100%	262,900	100.0%	19
147	1205 East Pine Street (6)	Deming	NM	Freestanding	n/a	n/a	96,600	0.0%	10
148	3000 East Main Street	Farmington	NM	Freestanding	Kmart	50%	90,700	100.0%	11
149	2220 North Grimes Street	Hobbs	NM	Shopping Center	Kmart	50%	88,900	100.0%	8
150	10405 South Eastern Avenue (6)	Henderson	NV	Shopping Center	n/a	n/a	124,800	100.0%	12
151	4000 Meadows Lane	Las Vegas	NV	Mall	Sears	50%	150,200	100.0%	11
152	5400 Meadowood Mall Circle	Reno	NV	Mall	Sears	50%	198,800	100.0%	3
153	1425 Central Avenue (5)(6)	Albany	NY	Mall	Sears	50%	285,500	92.8%	21
154	4155 State Route 31	Clay	NY	Mall	Sears	50%	146,500	100.0%	12
155	4000 Jericho Turnpike	East Northport	NY	Shopping Center	Sears	50%	195,300	100.0%	18
156	195 North Broadway	Hicksville	NY	Freestanding	Sears	100%	362,600	100.0%	30
157	601 Harry L Drive (6)	Johnson City	NY	Mall	Sears	50%	155,100	100.0%	11
158	2801 West State Street (5)(6)	Olean	NY	Freestanding	Kmart	50%	118,000	100.0%	13
159	317 Greece Ridge Center Drive	Rochester	NY	Mall	Sears	50%	128,500	100.0%	15
160	171 Delaware Avenue	Sidney	NY	Shopping Center	Kmart	50%	94,400	100.0%	19
161	200 Eastview Mall	Victor	NY	Mall	Sears	50%	123,000	100.0%	14
162	600 Lee Boulevard	Yorktown Heights	NY	Mall	Sears	50%	160,000	100.0%	12
163	4100 Belden Village Avenue Northwest (5)	Canton	OH	Mall	Sears	50%	219,400	100.0%	19
164	2000 Brittain Road (6)	Chapel Hill	OH	Mall	n/a	n/a	193,100	0.0%	21
165	2700 Miamisburg Centerville Road (5)	Dayton	OH	Mall	Sears	50%	192,600	100.0%	16
166	1005 East Columbus Street (6)	Kenton	OH	Freestanding	n/a	n/a	96,100	0.0%	11
167	502 Pike Street	Marietta	OH	Freestanding	Kmart	50%	87,500	100.0%	7
168	7875 Johnnycake Ridge Road (6)	Mentor	OH	Mall	Sears	50%	219,100	100.0%	20
169	6950 West 130th Street (6)	Middleburg Heights	OH	Shopping Center	Sears	50%	359,000	100.0%	15
170	1447 North Main Street	North Canton	OH	Shopping Center	Kmart	50%	87,100	100.0%	9
171	555 South Avenue	Tallmadge	OH	Freestanding	Kmart	50%	84,200	100.0%	8
172	3408 West Central Avenue (6)	Toledo	OH	Shopping Center	Sears	50%	218,700	100.0%	11
173	4 East Shawnee Road (6)	Muskogee	OK	Freestanding	n/a	n/a	87,500	0.0%	10
174	4400 South Western Avenue	Oklahoma City	OK	Freestanding	Sears	50%	223,700	100.0%	24
175	3132 East 51st Street	Tulsa	OK	Freestanding	n/a	n/a	87,200	100.0%	9
176	1180 Southeast 82nd Avenue	Happy Valley	OR	Mall	Sears	50%	144,300	100.0%	12
177	2640 West 6th Street	The Dalles	OR	Freestanding	Kmart	50%	87,100	100.0%	8
178	1180 Walnut Bottom Road	Carlisle	PA	Shopping Center	Kmart	50%	117,800	100.0%	3
179	3975 Columbia Avenue	Columbia	PA	Shopping Center	Kmart	50%	86,700	100.0%	8
180	160 North Gulph Road (7)	King Of Prussia	PA	Mall	n/a	n/a	210,900	97.6%	14

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
181	1745 Quentin Road	Lebanon	PA	Shopping Center	Kmart	50%	117,200	100.0%	15
182	100 Cross Roads Plaza (6)	Mount Pleasant	PA	Shopping Center	n/a	n/a	83,500	0.0%	10
183	400 North Best Avenue	Walnutport	PA	Freestanding	Kmart	50%	121,200	100.0%	16
184	1094 Haines Road (6)	York	PA	Shopping Center	Kmart	50%	82,000	100.0%	6
185	PR 167 & Las Cumbres	Bayamon	PR	Shopping Center	Kmart	50%	115,200	100.0%	10
186	400 Calle Betances	Caguas	PR	Mall	Sears	50%	138,700	100.0%	8
187	Avenue 65 Infanteria	Carolina	PR	Mall	Sears	50%	198,000	100.0%	11
188	Martinez Nadal Avenue (5)	Guaynabo	PR	Shopping Center	Kmart	50%	218,900	94.5%	18
189	PR Road 2, Km 149.5	Mayaguez	PR	Shopping Center	Kmart	50%	118,200	100.0%	13
190	2643 Ponce Bypass	Ponce	PR	Shopping Center	Kmart	50%	126,900	100.0%	9
191	650 Bald Hill Road (5)(6)	Warwick	RI	Shopping Center	Sears	50%	226,300	90.9%	20
192	3801B Clemson Boulevard (5)	Anderson	SC	Shopping Center	n/a	n/a	104,300	80.8%	12
193	7801 Rivers Avenue (5)	Charleston	SC	Mall	n/a	n/a	127,500	46.8%	14
194	2302 Cherry Road	Rock Hill	SC	Shopping Center	Kmart	50%	89,300	100.0%	12
195	3020 West 12th Street (6)	Sioux Falls	SD	Freestanding	n/a	n/a	72,500	0.0%	6
196	2800 North Germantown Parkway	Cordova	TN	Mall	Sears	50%	160,900	100.0%	12
197	4570 Poplar Avenue (5)	Memphis	TN	Freestanding	n/a	n/a	112,700	75.8%	11
198	12625 North Interstate Highway 35 (5)	Austin	TX	Shopping Center	Sears	50%	172,000	100.0%	25
199	3450 West Camp Wisdom Road	Dallas	TX	Mall	Sears	50%	205,300	100.0%	13
200	9484 Dyer Street (6)	El Paso	TX	Freestanding	n/a	n/a	112,100	7.5%	11
201	300 Baybrook Mall (6)	Friendswood	TX	Mall	Sears	50%	166,000	100.0%	13
202	1129 Morgan Boulevard (6)	Harlingen	TX	Shopping Center	n/a	n/a	91,700	0.0%	7
203	303 Memorial City	Houston	TX	Mall	Sears	50%	214,400	100.0%	20
204	12605 North Gessner Road	Houston	TX	Freestanding	n/a	n/a	134,000	100.0%	11
205	6301 Northwest Loop 410	Ingram	TX	Mall	Sears	50%	168,400	100.0%	12
206	2501 Irving Mall	Irving	TX	Mall	Sears	50%	83,200	95.6%	18
207	201 Central Park Mall (5)	San Antonio	TX	Freestanding	Sears	50%	213,000	97.8%	15
208	4000 North Shepherd	Shepherd	TX	Freestanding	Sears	50%	201,700	100.0%	12
209	13131 Preston Road (5)	Valley View	TX	Mall	Sears	100%	235,000	100.0%	23
210	9570 Southwest Freeway (6)	Westwood	TX	Freestanding	Sears	50%	215,000	100.0%	18
211	2010 North Main Street (6)	Layton	UT	Shopping Center	n/a	n/a	176,900	34.9%	14
212	7453 South Plaza Center Drive (5)	West Jordan	UT	Shopping Center	Sears	50%	193,500	95.1%	12
213	5901 Duke Street	Alexandria	VA	Mall	Sears	50%	262,100	100.0%	18
214	1401 Greenbrier Parkway	Chesapeake	VA	Mall	Sears	50%	169,400	100.0%	15
215	12000 Fair Oaks Mall (5)	Fairfax	VA	Mall	Sears	50%	220,700	72.3%	15
216	5200 Mercury Boulevard	Hampton	VA	Shopping Center	Sears	50%	245,000	100.0%	16

PROPERTY INFORMATION

Wholly Owned Properties

September 30, 2017

					Sears or	Recapture	Total		Land
	Property Address	City	State	Property Type (1)	Kmart	Rights (2)(3)	GLA (4)	Leased (4)	Acres
217	4588 Virginia Beach Boulevard	Virginia Beach	VA	Mall	Sears	50%	197,300	100.0%	14
218	141 West Lee Highway	Warrenton	VA	Shopping Center	Sears	50%	121,000	100.0%	9
219	2200 148th Avenue Northeast (5)	Redmond	WA	Shopping Center	Sears	50%	267,400	100.0%	15
220	8800 Northeast Vancouver Mall Drive	Vancouver	WA	Mall	Sears	50%	129,700	100.0%	10
221	2304 East Nob Hill Boulevard (6)	Yakima	WA	Freestanding	n/a	n/a	117,300	0.0%	14
222	5200 South 76th Street (6)	Greendale	WI	Mall	Sears	50%	238,400	100.0%	21
223	53 West Towne Mall (5)	Madison	WI	Mall	Sears	50%	142,400	100.0%	18
224	1425 East Bus Highway 151 (6)	Platteville	WI	Freestanding	n/a	n/a	94,800	0.0%	10
225	1701 4th Avenue West	Charleston	WV	Shopping Center	Kmart	50%	105,600	100.0%	10
226	731 Beverly Pike (6)	Elkins	WV	Shopping Center	n/a	n/a	99,600	0.0%	8
227	101 Great Teays Boulevard	Scott Depot	WV	Freestanding	Kmart	50%	89,800	100.0%	8
228	4000 East 2nd Street	Casper	WY	Shopping Center	Kmart	50%	91,400	100.0%	8
229	2150 South Douglas Highway	Gillette	WY	Freestanding	Kmart	50%	94,600	100.0%	10
230	1960 North Federal Boulevard (6)	Riverton	WY	Freestanding	n/a	n/a	94,800	0.0%	9
	Total - Wholly-Owned Properties						35,414,500	89.6%	2,919

(1)

Company classification.  Mall properties are attached to regional malls; Shopping Center properties include properties attached, within or adjacent to neighborhood shopping or power centers, as well as freestanding properties.

(2)

Properties with 50% recapture rights are subject to the Company's right to recapture approximately 50% of the space within a store (subject to certain exceptions).  In addition, the Company has the right to recapture any automotive care centers which are free-standing or attached as “appendages” to the stores and all outparcels or outlots, as well as certain portions of parking areas and common areas.

(3)	In addition to the 50% recapture rights described above, properties with 100% recapture rights are subject to the Company's right to recapture the entire space within a store for a specified fee.
(4)	Based on signed leases as of September 30, 2017.
(5)	The Company exercised some or all of its recapture rights for this property during or prior to the quarter ended September 30, 2017.
(6)	Sears Holdings has exercised, or provided notice of its intention to exercise, it termination rights for this property during or prior to the quarter ended September 30, 2017.
(7)	Property is subject to a ground lease.

DISCLOSURES

Non-GAAP Measures

The Company makes reference to NOI, Total NOI, EBITDA, Adjusted EBITDA, FFO and Company FFO which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

None of Total NOI, EBITDA, Adjusted EBITDA, FFO or Company FFO, are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance.  Reconciliations of these measures to the respective GAAP measures we deem most comparable have been provided in the tables accompanying this press release.

Net Operating Income ("NOI”), Total NOI and Annualized Total NOI

NOI is defined as income from property operations less property operating expenses.  The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties.  This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.  The Company also considers Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.

Annualized Total NOI is an estimate, as of the end of the reporting period, of the annual Total NOI to be generated by the Company’s portfolio including all signed leases and modifications to the Company’s master lease with Sears Holdings with respect to recaptured space.   We calculate Annualized Total NOI by adding or subtracting current period adjustments for leases that commenced or expired during the period to Total NOI (as defined) for the period and annualizing, and then adding estimated annual Total NOI attributable to SNO leases and subtracting estimated annual Total NOI attributable to Sears Holdings’ space to be recaptured.

Earnings Before Interest Expense, Income Tax, Depreciation, and Amortization ("EBITDA") and Adjusted EBITDA

EBITDA is defined as net income less depreciation, amortization, interest expense and provision for income and other taxes.  EBITDA is a commonly used measure of performance in many industries, but may not be comparable to measures calculated by other companies.  The Company believes EBITDA provides useful information to investors regarding its results of operations because it removes the impact of the Company’s capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization).  Management also believes the use of EBITDA facilitates comparisons between the Company and other equity REITs, retail property owners who are not REITs, and other capital-intensive companies.

The Company makes certain adjustments to EBITDA, which it refers to as Adjusted EBITDA, to account for certain non-cash and non-comparable items, such as termination fee income, unrealized loss on interest rate cap, litigation charges, acquisition-related expenses, certain up-front-hiring and personnel costs and gains (or losses) on from property sales, that it does not believe are representative of ongoing operating results.

Funds From Operations ("FFO") and Company FFO

FFO is calculated in accordance with the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income computed in accordance with GAAP, excluding gains (or losses) from property sales, real estate related depreciation and amortization, and impairment charges on depreciable real estate assets.  The Company considers FFO a helpful supplemental measure of the operating performance for equity REITs and a complement to GAAP measures because it is a recognized measure of performance by the real estate industry.

The Company makes certain adjustments to FFO, which it refers to as Company FFO, to account for certain non-cash and non-comparable items, such as lease termination income, loss on interest rate cap, litigation charges, acquisition-related expenses, and certain up-front-hiring and personnel costs, that it does not believe are representative of ongoing operating results.  The Company previously referred to this metric as Normalized FFO; the definition and calculation remain the same.

DISCLOSURES

Forward-Looking Statements

This document contains forward-looking statements, which are based on the current beliefs and expectations of management and are subject to significant risks, assumptions and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  Factors that could cause or contribute to such differences include, but are not limited to: competition in the real estate and retail industries; our substantial dependence on Sears Holdings Corporation; Sears Holdings Corporation’s termination and other rights under its master lease with us; risks relating to our recapture and acquisition of properties and redevelopment activities; contingencies to the commencement of rent under leases; the terms of our indebtedness; restrictions with which we are required to comply in order to maintain REIT status and other legal requirements to which we are subject; and our lack of operating history.  For additional discussion of these and other applicable risks, assumptions and uncertainties, see the “Risk Factors” and forward-looking statement disclosure contained in filings with the Securities and Exchange Commission.  While we believe that our forecasts and assumptions are reasonable, we caution that actual results may differ materially.  We intend the forward-looking statements to speak only as of the time made and do not undertake to update or revise them as more information becomes available, except as required by law.

Seritage Growth Properties

489 Fifth Avenue | New York, NY 10017

212-355-7800 | www.seritage.com